INVESTOR FINANCIAL SUPPLEMENT
December 31, 2020

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP and Other Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of February 2, 2021
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A2
	Navigators Insurance Company	A+	A	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
http://www.thehartford.com	NR- Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Preferred stock	bbb	BBB-	Baa3
Senior Vice President	Junior subordinated debentures	bbb	BBB-	Baa2
Investor Relations
Phone (860) 547-6233	- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
HIGHLIGHTS
Net income	$537	$459	$468	$273	$548	$535	$372	$630	$1,737	$2,085
Net income available to common stockholders [1]	$532	$453	$463	$268	$543	$524	$372	$625	$1,716	$2,064
Core earnings*	$636	$527	$438	$485	$522	$548	$485	$507	$2,086	$2,062
Total revenues	$5,328	$5,171	$5,068	$4,956	$5,361	$5,347	$5,092	$4,940	$20,523	$20,740
Total assets	$74,111	$72,319	$70,990	$68,724	$70,817	$70,256	$69,472	$63,324
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$1.48	$1.26	$1.29	$0.75	$1.51	$1.45	$1.03	$1.74	$4.79	$5.72
Core earnings*	$1.77	$1.47	$1.22	$1.35	$1.45	$1.52	$1.34	$1.41	$5.82	$5.71
Diluted earnings per common share
Net income available to common stockholders	$1.47	$1.26	$1.29	$0.74	$1.49	$1.43	$1.02	$1.71	$4.76	$5.66
Core earnings*	$1.76	$1.46	$1.22	$1.34	$1.43	$1.50	$1.33	$1.39	$5.78	$5.65
Weighted average common shares outstanding (basic)	358.4	358.3	358.1	358.5	360.5	361.4	361.4	360.0	358.3	360.9
Dilutive effect of stock compensation	3.1	2.2	1.2	2.6	3.8	4.0	3.2	3.3	2.3	3.5
Dilutive effect of warrants	—	—	—	—	—	—	0.5	1.4	—	0.5
Weighted average common shares outstanding and dilutive potential common shares (diluted)	361.5	360.5	359.3	361.1	364.3	365.4	365.1	364.7	360.6	364.9
Common shares outstanding	358.5	358.2	358.1	357.9	359.6	361.0	361.6	360.9
Book value per common share	$50.83	$48.77	$46.74	$41.72	$44.32	$43.61	$41.37	$38.81
Per common share impact of accumulated other comprehensive income [2]	(3.27)	(2.39)	(1.34)	2.68	(0.15)	(0.59)	0.54	2.45
Book value per common share (excluding AOCI)*	$47.56	$46.38	$45.40	$44.40	$44.17	$43.02	$41.91	$41.26
Book value per diluted share	$50.39	$48.47	$46.59	$41.42	$43.85	$43.13	$41.00	$38.36
Per diluted share impact of AOCI	(3.23)	(2.38)	(1.34)	2.65	(0.14)	(0.58)	0.55	2.43
Book value per diluted share (excluding AOCI)*	$47.16	$46.09	$45.25	$44.07	$43.71	$42.55	$41.55	$40.79
Common shares outstanding and dilutive potential common shares	361.6	360.4	359.3	360.5	363.4	365.0	364.8	365.1
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income (loss) available to common stockholders' ROE ("Net income (loss) ROE")	10.0%	10.4%	11.3%	11.8%	14.4%	12.0%	11.8%	13.5%
Core earnings ROE*	12.7%	12.3%	12.7%	13.3%	13.6%	12.3%	11.7%	11.5%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income (loss) ROE to Core earnings ROE, see Appendix, page 37.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Earned premiums	$4,316	$4,347	$4,234	$4,391	$4,423	$4,394	$4,166	$3,940	$17,288	$16,923
Fee income	336	323	298	320	331	330	326	314	1,277	1,301
Net investment income	556	492	339	459	503	490	488	470	1,846	1,951
Net realized capital gains (losses) [1]	102	6	109	(231)	63	89	80	163	(14)	395
Other revenues	18	3	88	17	41	44	32	53	126	170
Total revenues	5,328	5,171	5,068	4,956	5,361	5,347	5,092	4,940	20,523	20,740
Benefits, losses and loss adjustment expenses [2]	3,080	2,962	2,847	2,916	2,939	2,914	2,934	2,685	11,805	11,472
Amortization of deferred acquisition costs ("DAC")	419	421	429	437	438	437	392	355	1,706	1,622
Insurance operating costs and other expenses	1,086	1,093	1,125	1,176	1,224	1,167	1,141	1,048	4,480	4,580
Loss on extinguishment of debt	—	—	—	—	—	90	—	—	—	90
Loss on reinsurance transaction	—	—	—	—	—	—	91	—	—	91
Interest expense	57	58	57	64	65	67	63	64	236	259
Amortization of other intangible assets	17	18	18	19	19	19	15	13	72	66
Restructuring and other costs [3]	17	87	—	—	—	—	—	—	104	—
Total benefits, losses and expenses	4,676	4,639	4,476	4,612	4,685	4,694	4,636	4,165	18,403	18,180
Income before income taxes	652	532	592	344	676	653	456	775	2,120	2,560
Income tax expense	115	73	124	71	128	118	84	145	383	475
Net income	537	459	468	273	548	535	372	630	1,737	2,085
Preferred stock dividends	5	6	5	5	5	11	—	5	21	21
Net income available to common stockholders	532	453	463	268	543	524	372	625	1,716	2,064
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax [1]	(101)	(6)	(107)	232	(62)	(88)	(79)	(160)	18	(389)
Restructuring and other costs, before tax [3]	17	87	—	—	—	—	—	—	104	—
Loss on extinguishment of debt, before tax	—	—	—	—	—	90	—	—	—	90
Loss on reinsurance transaction, before tax	—	—	—	—	—	—	91	—	—	91
Integration and transaction costs associated with acquired business, before tax [4]	11	14	13	13	21	29	31	10	51	91
Change in loss reserves upon acquisition of a business, before tax [5]	—	—	—	—	—	—	97	—	—	97
Change in deferred gain on retroactive reinsurance, before tax [6] [7]	215	14	54	29	16	—	—	—	312	16
Income tax expense (benefit) [8]	(38)	(35)	15	(57)	4	(7)	(27)	32	(115)	2
Core earnings	$636	$527	$438	$485	$522	$548	$485	$507	$2,086	$2,062
[1]The year ended December 31, 2020 included a loss on sale of Continental Europe Operations of $48 before-tax and $30 after-tax.
[2]The three and twelve months ended December 31, 2020 included $28 and $278, respectively, of P&C incurred losses arising from the Coronavirus Disease 2019 ("COVID-19") pandemic, net of favorable frequency in workers' compensation. In addition, for the three and twelve months ended December 31, 2020, Group Benefits incurred $152 and $239, respectively, of incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19 and recognized net losses (benefits) of $5 and ($9), respectively, in COVID-19 related losses from short-term disability and New York Paid Family Leave claims, net of favorable frequency on other short-term disability claims.
[3]The three and twelve months ended December 31, 2020 represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan and included an increase (decrease) in accrued severance costs of ($5) and $73, respectively.
[4]The three and twelve month periods ended December 31, 2020 included Navigators Group acquisition integration costs of $8 and $33, respectively, and integration costs related to the 2017 acquisition of Aetna's group benefits business of $3 and $18, respectively. The three and twelve month periods ended December 31, 2019 included Navigators Group acquisition transaction and integration costs of $13 and $55, respectively, as well as integration costs related to the 2017 acquisition of Aetna's group benefits business of $8 and $36, respectively.
[5]Upon acquisition of Navigators Group and a review of Navigators Insurers reserves, the twelve months ended December 30, 2019 included $68 of prior accident year reserve increases and $29 of current accident year reserve increases included in net income.
[6]As of December 31, 2020, the Company has cumulatively ceded $209 of losses to the Navigators adverse development cover ("Navigators ADC") that reinsures adverse development on Navigators' 2018 and prior accident year reserves, including $102 ceded for the year ended December 31, 2020. Of the $209 of cumulative losses ceded, $118 of the ceded losses has been recognized as a deferred gain within other liabilities as of December 31, 2020 since the Navigators ADC has been accounted for as retroactive reinsurance and cumulative losses ceded exceed the ceded premium paid of $91. As the Company has ceded $209 of the $300 available limit, there is $91 of remaining limit available as of December 31, 2020.
[7]As of December 31, 2020, the Company has incurred $860 in cumulative adverse development on asbestos and environmental reserves that have been ceded under the A&E ADC treaty with National Indemnity Company ("NICO") with $640 of available limit remaining under the A&E ADC. The Company has recorded a $210 deferred gain within other liabilities, representing the difference between the reinsurance recoverable of $860 and ceded premium paid of $650.
[8]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings. The year ended December 31, 2020 included a tax benefit of $18 related to the loss on sale of Continental Europe Operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net income (loss):
Commercial Lines	$478	$323	$(66)	$121	$302	$336	$191	$363	$856	$1,192
Personal Lines	170	79	371	98	66	94	62	96	718	318
P&C Other Operations	(180)	2	5	5	9	18	11	23	(168)	61
Property & Casualty ("P&C")	468	404	310	224	377	448	264	482	1,406	1,571
Group Benefits	59	119	101	104	159	146	113	118	383	536
Hartford Funds	51	44	39	36	41	40	38	30	170	149
Sub-total	578	567	450	364	577	634	415	630	1,959	2,256
Corporate	(41)	(108)	18	(91)	(29)	(99)	(43)	—	(222)	(171)
Net income	537	459	468	273	548	535	372	630	1,737	2,085
Preferred stock dividends	5	6	5	5	5	11	—	5	21	21
Net income available to common stockholders	$532	$453	$463	$268	$543	$524	$372	$625	$1,716	$2,064

Core earnings (losses):
Commercial Lines	$444	$349	$(57)	$262	$292	$303	$304	$274	$998	$1,173
Personal Lines	164	77	364	117	61	87	55	82	722	285
P&C Other Operations	(16)	2	2	11	7	15	8	16	(1)	46
P&C	592	428	309	390	360	405	367	372	1,719	1,504
Group Benefits	49	116	102	115	161	141	115	122	382	539
Hartford Funds	46	40	33	44	40	39	38	28	163	145
Sub-total	687	584	444	549	561	585	520	522	2,264	2,188
Corporate	(51)	(57)	(6)	(64)	(39)	(37)	(35)	(15)	(178)	(126)
Core earnings	$636	$527	$438	$485	$522	$548	$485	$507	$2,086	$2,062

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE [1]		CONSOLIDATED
	Dec 31 2020	Dec 31 2019	Dec 31 2020	Dec 31 2019	Dec 31 2020	Dec 31 2019	Dec 31 2020	Dec 31 2019	Dec 31 2020	Dec 31 2019
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$34,173	$31,294	$10,521	$10,310	$—	$25	$341	$519	$45,035	$42,148
Equity securities, at fair value	961	1,295	204	85	74	67	199	210	1,438	1,657
Mortgage loans, net	3,133	2,944	1,360	1,271	—	—	—	—	4,493	4,215
Limited partnerships and other alternative investments	1,711	1,463	371	295	—	—	—	—	2,082	1,758
Other investments	143	131	7	10	30	31	21	159	201	331
Short-term investments	1,086	1,476	254	361	238	185	1,705	899	3,283	2,921
Total investments	41,207	38,603	12,717	12,332	342	308	2,266	1,787	56,532	53,030
Cash	120	163	13	13	15	8	3	1	151	185
Restricted cash	82	72	6	5	—	—	—	—	88	77
Premiums receivable and agents’ balances, net	3,779	3,901	489	483	—	—	—	—	4,268	4,384
Reinsurance recoverables, net [2]	5,461	4,954	244	253	—	—	306	320	6,011	5,527
DAC	744	726	38	51	7	8	—	—	789	785
Deferred income taxes	(240)	(168)	(277)	(179)	2	6	561	640	46	299
Goodwill	778	780	723	723	181	181	229	229	1,911	1,913
Property and equipment, net	961	1,011	83	86	12	14	66	70	1,122	1,181
Other intangible assets	462	541	478	519	10	10	—	—	950	1,070
Other assets	1,425	1,328	218	309	93	99	330	630	2,066	2,366
Assets held for sale [3]	177	—	—	—	—	—	—	—	177	—
Total assets	$54,956	$51,911	$14,732	$14,595	$662	$634	$3,761	$3,677	$74,111	$70,817
Unpaid losses and loss adjustment expenses	$29,622	$28,261	$8,233	$8,256	$—	$—	$—	$—	$37,855	$36,517
Reserves for future policy benefits [2]	—	—	420	411	—	—	218	224	638	635
Other policyholder funds and benefits payable [2]	—	—	415	459	—	—	286	296	701	755
Unearned premiums	6,589	6,596	40	39	—	—	—	—	6,629	6,635
Debt	—	—	—	—	—	—	4,352	4,848	4,352	4,848
Other liabilities	2,631	2,384	259	422	211	227	2,121	2,124	5,222	5,157
Liabilities held for sale [3]	158	—	—	—	—	—	—	—	158	—
Total liabilities	39,000	37,241	9,367	9,587	211	227	6,977	7,492	55,555	54,547
Common stockholders' equity, excluding AOCI*	13,997	13,520	4,565	4,547	451	407	(1,961)	(2,590)	17,052	15,884
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	1,959	1,150	800	461	—	—	(1,589)	(1,559)	1,170	52
Total stockholders' equity	15,956	14,670	5,365	5,008	451	407	(3,216)	(3,815)	18,556	16,270
Total liabilities and equity	$54,956	$51,911	$14,732	$14,595	$662	$634	$3,761	$3,677	$74,111	$70,817
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of $1.8 billion and $1.2 billion as of December 31, 2020 and December 31, 2019, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold.
[3]Related to the sale of Continental Europe Operations classified as held for sale beginning in the third quarter of 2020.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
DEBT
Short-term debt	$—	$—	$—	$—	$500	$500	$500	$499
Senior notes	3,262	3,261	3,260	3,260	3,259	3,257	2,961	2,678
Junior subordinated debentures	1,090	1,090	1,090	1,089	1,089	1,089	1,089	1,089
Total debt	$4,352	$4,351	$4,350	$4,349	$4,848	$4,846	$4,550	$4,266
STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$18,556	$17,802	$17,072	$15,266	$16,270	$16,078	$15,292	$14,340
Less: Preferred stock	334	334	334	334	334	334	334	334
Less: AOCI	1,170	856	479	(957)	52	214	(198)	(885)
Common stockholders' equity, excluding AOCI	$17,052	$16,612	$16,259	$15,889	$15,884	$15,530	$15,156	$14,891
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$22,908	$22,153	$21,422	$19,615	$21,118	$20,924	$19,842	$18,606
Total capitalization, excluding AOCI, net of tax*	$21,738	$21,297	$20,943	$20,572	$21,066	$20,710	$20,040	$19,491
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	19.0%	19.6%	20.3%	22.2%	23.0%	23.2%	22.9%	22.9%
Total debt to capitalization, excluding AOCI*	20.0%	20.4%	20.8%	21.1%	23.0%	23.4%	22.7%	21.9%
Total debt and preferred stock to capitalization, including AOCI	20.5%	21.1%	21.9%	23.9%	24.5%	24.8%	24.6%	24.7%
Total debt and preferred stock to capitalization, excluding AOCI*	21.6%	22.0%	22.4%	22.8%	24.6%	25.0%	24.4%	23.6%
Total rating agency adjusted debt to capitalization [1] [2]	21.8%	22.9%	23.5%	25.6%	26.1%	26.6%	26.6%	25.7%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	8:9:1	8.2:1	7.7:1	5.4:1	9.8:1	9.7:1	10.1:1	11.9:1
[1]The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability, the Company's rental expense on operating leases and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $1.0 billion and $1.1 billion as of December 31, 2020 and 2019, respectively.
[2]Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
DECEMBER 31, 2020

	P&C	GROUP BENEFITS
U.S. statutory net income [1][6]	$1,598	$310
U.S. statutory capital [2][6]	$10,795	$2,601
U.S. GAAP adjustments [6]:
DAC	744	38
Non-admitted deferred tax assets [3]	214	165
Deferred taxes [4]	(1,049)	(594)
Goodwill	126	723
Other intangible assets	66	478
Non-admitted assets other than deferred taxes	894	113
Asset valuation and interest maintenance reserve	—	259
Benefit reserves	(82)	51
Unrealized gains on investments	2,315	1,060
Deferred gain on retroactive reinsurance agreements [5]	(271)	—
Other, net	987	471
U.S. GAAP stockholders’ equity of U.S. insurance entities [6]	14,739	5,365
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,217	—
Total U.S. GAAP stockholders’ equity	$15,956	$5,365
[1]Statutory net income is for the year ended December 31, 2020.
[2]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
[3]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[4]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[5]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and A&E ADC agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.
[6]Excludes insurance operations in the U.K. and Continental Europe.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net unrealized gain on fixed maturities, AFS	$2,834	$2,431	$2,055	$627	$1,684	$1,768	$1,367	$703
Unrealized loss on fixed maturities, AFS with ACL	(2)	(2)	(2)	(2)
OTTI losses recognized in AOCI					(3)	(3)	(3)	(3)
Net gains (losses) on cash flow hedging instruments	12	31	48	53	9	17	11	—
Total net unrealized gain	$2,844	$2,460	$2,101	$678	$1,690	$1,782	$1,375	$700
Foreign currency translation adjustments	43	33	27	26	34	30	34	31
Pension and other postretirement plan adjustments	(1,717)	(1,637)	(1,649)	(1,661)	(1,672)	(1,598)	(1,607)	(1,616)
Total AOCI	$1,170	$856	$479	$(957)	$52	$214	$(198)	$(885)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES RESERVE ROLLFORWARD

	THREE MONTHS ENDED DEC 31, 2020
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$24,783	$1,905	$2,463	$29,151
Reinsurance and other recoverables	4,261	27	1,133	5,421
Beginning liabilities for unpaid losses and loss adjustment expenses, net	20,522	1,878	1,330	23,730
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,307	440	—	1,747
Current accident year catastrophes	42	13	—	55
Prior accident year development [1]	(17)	(42)	243	184
Total provision for unpaid losses and loss adjustment expenses	1,332	411	243	1,986
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	(5)	—	(210)	(215)
Payments	(1,077)	(481)	(61)	(1,619)
Net reserves transferred to liabilities held for sale	(2)	—	—	(2)
Foreign currency adjustment	17	—	—	17
Ending liabilities for unpaid losses and loss adjustment expenses, net	20,787	1,808	1,302	23,897
Reinsurance and other recoverables	4,271	28	1,426	5,725
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$25,058	$1,836	$2,728	$29,622

	YEAR ENDED DEC 31, 2020
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$23,363	$2,201	$2,697	$28,261
Reinsurance and other recoverables	4,029	68	1,178	5,275
Beginning liabilities for unpaid losses and loss adjustment expenses, net	19,334	2,133	1,519	22,986
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	5,493	1,695	—	7,188
Current accident year catastrophes	397	209	—	606
Prior accident year development [1]	44	(438)	258	(136)
Total provision for unpaid losses and loss adjustment expenses	5,934	1,466	258	7,658
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	(102)	—	(210)	(312)
Payments	(4,348)	(1,791)	(265)	(6,404)
Net reserves transferred to liabilities held for sale	(45)	—	—	(45)
Foreign currency adjustment	14	—	—	14
Ending liabilities for unpaid losses and loss adjustment expenses, net	20,787	1,808	1,302	23,897
Reinsurance and other recoverables	4,271	28	1,426	5,725
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$25,058	$1,836	$2,728	$29,622
[1]Prior accident year development does not include the benefit of a portion of losses ceded under the Navigators and A&E ADC which, under retroactive reinsurance accounting, is deferred and is recognized over the period the ceded losses are recovered in cash from NICO.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Written premiums	$2,870	$2,980	$2,903	$3,152	$2,904	$3,057	$2,902	$2,720	$11,905	$11,583
Change in unearned premium reserve	(128)	(50)	52	113	(169)	4	114	144	(13)	93
Earned premiums	2,998	3,030	2,851	3,039	3,073	3,053	2,788	2,576	11,918	11,490
Fee income	17	16	14	17	18	17	19	18	64	72
Losses and loss adjustment expenses
Current accident year before catastrophes [1][2]	1,747	1,802	1,828	1,806	1,900	1,867	1,696	1,537	7,183	7,000
Current accident year catastrophes	55	229	248	74	115	106	138	104	606	463
Prior accident year development [1][3]	184	(75)	(268)	23	(42)	(47)	35	(11)	(136)	(65)
Total losses and loss adjustment expenses	1,986	1,956	1,808	1,903	1,973	1,926	1,869	1,630	7,653	7,398
Amortization of DAC	405	404	412	420	421	420	375	339	1,641	1,555
Underwriting expenses [4]	520	539	540	597	625	567	550	495	2,196	2,237
Amortization of other intangible assets	7	8	9	8	9	8	4	3	32	24
Dividends to policyholders	6	8	7	8	6	12	6	6	29	30
Underwriting gain* [5]	91	131	89	120	57	137	3	121	431	318
Net investment income	425	371	242	334	363	358	348	323	1,372	1,392
Net realized capital gains (losses) [6]	54	(21)	74	(173)	52	73	66	143	(66)	334
Loss on reinsurance transaction	—	—	—	—	—	—	(91)	—	—	(91)
Net servicing and other income (expense)	(3)	(4)	(7)	(3)	(10)	(14)	(2)	2	(17)	(24)
Income before income taxes	567	477	398	278	462	554	324	589	1,720	1,929
Income tax expense	99	73	88	54	85	106	60	107	314	358
Net income	468	404	310	224	377	448	264	482	1,406	1,571
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax [6]	(54)	20	(71)	173	(52)	(72)	(65)	(140)	68	(329)
Loss on reinsurance transaction, before tax	—	—	—	—	—	—	91	—	—	91
Integration and transaction costs associated with an acquired business, before tax	8	9	8	8	12	19	6	1	33	38
Change in loss reserves upon acquisition of a business, before tax [1]	—	—	—	—	—	—	97	—	—	97
Change in deferred gain on retroactive reinsurance, before tax [3]	215	14	54	29	16	—	—	—	312	16
Income tax expense (benefit) [7]	(45)	(19)	8	(44)	7	10	(26)	29	(100)	20
Core earnings	$592	$428	$309	$390	$360	$405	$367	$372	$1,719	$1,504
ROE
Net income available to common stockholders [8]	10.6%	10.2%	11.0%	12.7%	16.1%	12.0%	11.6%	15.2%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax [6]	0.6%	0.6%	(0.2%)	(0.2%)	(3.7%)	(1.6%)	(1.2)%	(1.2)%
Loss on reinsurance transaction, before tax	—%	—%	—%	1.0%	1.0%	1.0%	1.0%	—%
Integration and transaction costs associated with an acquired business, before tax	0.3%	0.3%	0.4%	0.5%	0.4%	0.3%	0.1%	—%
Changes in loss reserves upon acquisition of a business, before tax [1]	—%	—%	—%	1.1%	1.1%	1.1%	1.1%	—%
Change in deferred gain on retroactive reinsurance, before tax [3]	2.6%	1.0%	0.9%	0.5%	0.2%	—%	—%	—%
Income tax expense (benefit) [7]	(0.8%)	(0.4%)	(0.2%)	(0.6%)	0.2%	(0.3%)	(0.3)%	0.1%
Impact of AOCI, excluded from core earnings ROE	1.7%	1.5%	1.4%	0.5%	0.8%	0.8%	0.6%	0.7%
Core earnings [8]	15.0%	13.2%	13.3%	15.5%	16.1%	13.3%	12.9%	14.8%
[1]See [5] on page 2 for impact of Navigators Group acquisition for the twelve months ended December 31, 2019.
[2]The three months ended December 31, 2020 included $28 of COVID-19 losses and loss adjustment expenses, including $14 for financial lines and other and $14 for workers' compensation net of favorable frequency. The twelve months ended December 31, 2020 included $278 of COVID-19 losses and loss adjustment expenses, including $141 for commercial property, $71 for financial lines and other and $66 for workers' compensation net of favorable frequency.
[3]Prior accident year development does not include a benefit for the portion of losses ceded to NICO in excess of ceded premium paid under the Navigators and A&E ADC agreements which is recognized as a deferred gain under retroactive reinsurance accounting.
[4]The three and twelve months ended December 31, 2020 included an increase (decrease) in the allowance for credit losses ("ACL") on premiums receivable of $(8) and $39 respectively, due to the economic impacts of COVID-19.
[5]Excluding the non-core change in loss reserves upon acquisition of Navigators Group (see [5] on page 2), underwriting gain for the twelve months ended December 31, 2019 was $415.
[6]See [1] on page 2 for impact of the loss on sale of Continental Europe Operations.
[7]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[8]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
UNFAVORABLE (FAVORABLE) PRIOR ACCIDENT YEAR DEVELOPMENT
Auto liability - Commercial Lines	$—	$—	$22	$5	$—	$25	$2	$—	$27	$27
Auto liability - Personal Lines	(8)	(32)	(15)	(6)	(10)	(23)	—	(5)	(61)	(38)
Homeowners	4	3	2	(2)	3	(1)	—	1	7	3
Marine	2	—	1	—	—	(2)	10	—	3	8
Professional liability	2	(21)	4	1	(3)	(1)	33	—	(14)	29
Package business	(34)	(18)	(7)	1	(15)	(23)	(14)	5	(58)	(47)
General liability [1]	125	(2)	102	12	(1)	19	37	6	237	61
Bond	(9)	—	(10)	—	(1)	(2)	—	—	(19)	(3)
Assumed Reinsurance	1	—	(7)	—	—	—	3	—	(6)	3
Commercial property	2	(4)	5	(7)	5	(1)	(13)	(2)	(4)	(11)
Net asbestos reserves [2]	(2)	—	—	—	—	—	—	—	(2)	—
Workers’ compensation	(38)	(34)	(21)	(17)	(30)	(40)	(30)	(20)	(110)	(120)
Workers' compensation discount accretion	8	9	9	9	8	8	9	8	35	33
Catastrophes [3]	(116)	—	(400)	(13)	(15)	(5)	(14)	(8)	(529)	(42)
Uncollectible reinsurance	—	(6)	(2)	—	(30)	—	—	—	(8)	(30)
Other reserve re-estimates	32	16	(5)	11	31	(1)	12	4	54	46
Prior accident year development before change in deferred gain	(31)	(89)	(322)	(6)	(58)	(47)	35	(11)	(448)	(81)
Change in deferred gain on retroactive reinsurance included in other liabilities [2] [4]	215	14	54	29	16	—	—	—	312	16
Total prior accident year development [5]	$184	$(75)	$(268)	$23	$(42)	$(47)	$35	$(11)	$(136)	$(65)
[1]The three and twelve months ended December 31, 2020 included reserve increases for sexual molestation and sexual abuse claims of $125 and $254, respectively, principally related to exposure on claims asserted against the Boy Scouts of America.
[2]Asbestos and environmental reserves were reviewed in fourth quarter 2020 resulting in a $218 increase in reserves before ADC reinsurance, including a $236 reserve increase in P&C Other Operations, partially offset by an $18 reserve decrease in Commercial Lines and Personal Lines. The $218 increase in reserves before ADC reinsurance included $127 for asbestos and $91 for environmental. Of the $218 increase in A&E reserves, the Company ceded $220 to the A&E ADC resulting in a net reserve release of $2 in fourth quarter 2020. Of the $220 of adverse development ceded to the A&E ADC, the Company recognized a $210 deferred gain on retroactive reinsurance, all recognized within P&C Other Operations. See note [4] below.
[3]The three months ended June 30, 2020 and twelve months ended December 31, 2020, included reductions in catastrophe reserves for various 2018 and 2019 wind and hail events and for the 2017 and 2018 wildfires, including a $289 subrogation benefit, including $260 in Personal Lines and $29 in Commercial Lines. The three months ended December 31, 2020 was primarily attributable to reserve reductions for tornado/hail and other windstorm events from the 2017 to 2019 accident years.
[4]See [3] on page 9 for discussion related to the deferred gain on retroactive reinsurance. For the three months ended December 31, 2020, the $215 increase in the deferred gain primarily represented adverse development for A&E of $210 in excess of the ceded premium paid for the A&E ADC. Apart from the A&E deferred gain in fourth quarter 2020, the change in deferred gain for all periods presented relates to ceding losses to the Navigators ADC in excess of ceded premium paid resulting in a deferred reinsurance benefit including $5 and $102 for the three and twelve months ended December 31, 2020, respectively.
[5]Total prior accident year development for the three months ended June 30, 2019 and twelve months ended December 31, 2019 included $68 of reserve increases related to the Navigators Group acquisition, consisting of $34 for general liability, $25 for professional liability, $10 for marine, $3 for assumed reinsurance and $2 for commercial automobile liability, partially offset by a reserve decrease of $6 for commercial property.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
UNDERWRITING GAIN (LOSS)	$91	$131	$89	$120	$57	$137	$3	$121	$431	$318
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1] [2]	58.3	59.5	64.1	59.4	61.8	61.2	60.8	59.7	60.3	60.9
Current accident year catastrophes	1.8	7.6	8.7	2.4	3.7	3.5	4.9	4.0	5.1	4.0
Prior accident year development [3][4]	6.1	(2.5)	(9.4)	0.8	(1.4)	(1.5)	1.3	(0.4)	(1.1)	(0.6)
Total losses and loss adjustment expenses	66.2	64.6	63.4	62.6	64.2	63.1	67.0	63.3	64.2	64.4
Expenses [5][6]	30.5	30.9	33.2	33.2	33.7	32.0	32.6	31.8	31.9	32.6
Policyholder dividends	0.2	0.3	0.2	0.3	0.2	0.4	0.2	0.2	0.2	0.3
Combined ratio	97.0	95.7	96.9	96.1	98.1	95.5	99.9	95.3	96.4	97.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development [3]	(7.9)	(5.1)	0.7	(3.2)	(2.3)	(2.0)	(6.2)	(3.6)	(4.0)	(3.4)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	—	—	—	(1.1)	—	—	(0.3)
Underlying combined ratio *	89.0	90.6	97.6	92.9	95.8	93.6	92.6	91.7	92.4	93.5
[1]The three and twelve months ended December 31, 2020 included COVID-19 losses, net of favorable workers' compensation frequency, of 0.9 points and 2.3 points, respectively. See note [2] on page 9.
[2]The three months ended June 30, 2019 and twelve months ended December 31, 2019, includes an increase in loss reserves of $29 upon acquisition of Navigators Group (see [5] on page 2).
[3]The three months ended June 30, 2019 and twelve months ended December 31, 2019 include an increase in loss reserves of $68 upon acquisition of Navigators Group (see [5] on page 2).
[4]See [3] on page 9 for discussion related to the deferred gain on retroactive reinsurance.
[5]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[6]The three and twelve months ended December 31, 2020 included an increase (decrease) in the ACL on premiums receivable of $(8) and $39 respectively, due to the economic impacts of COVID-19 representing (0.3) points and 0.3 points of the expense ratio, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Written premiums	$2,197	$2,199	$2,165	$2,408	$2,190	$2,235	$2,078	$1,949	$8,969	$8,452
Change in unearned premium reserve	(40)	(52)	8	143	(86)	(15)	91	172	59	162
Earned premiums	2,237	2,251	2,157	2,265	2,276	2,250	1,987	1,777	8,910	8,290
Fee income	9	8	5	8	9	8	9	9	30	35
Losses and loss adjustment expenses
Current accident year before catastrophes [1][2]	1,307	1,366	1,472	1,343	1,361	1,336	1,179	1,037	5,488	4,913
Current accident year catastrophes	42	107	193	55	89	74	90	70	397	323
Prior accident year development [1][3]	(17)	(57)	77	41	(37)	(19)	22	(10)	44	(44)
Total losses and loss adjustment expenses	1,332	1,416	1,742	1,439	1,413	1,391	1,291	1,097	5,929	5,192
Amortization of DAC	346	344	351	356	356	356	310	274	1,397	1,296
Underwriting expenses	373	391	387	443	461	410	392	337	1,594	1,600
Amortization of other intangible assets	6	8	7	7	7	7	2	2	28	18
Dividends to policyholders	6	8	7	8	6	12	6	6	29	30
Underwriting gain (loss) [4]	183	92	(332)	20	42	82	(5)	70	(37)	189
Net servicing income (loss)	2	1	—	1	(1)	2	2	(1)	4	2
Net investment income	363	316	204	277	298	291	281	259	1,160	1,129
Net realized capital gains (losses) [5]	45	(26)	64	(143)	42	60	54	115	(60)	271
Loss on reinsurance transaction	—	—	—	—	—	—	(91)	—	—	(91)
Other expenses	(10)	(8)	(11)	(6)	(11)	(20)	(6)	(1)	(35)	(38)
Income (loss) before income taxes	583	375	(75)	149	370	415	235	442	1,032	1,462
Income tax expense (benefit)	105	52	(9)	28	68	79	44	79	176	270
Net income (loss)	478	323	(66)	121	302	336	191	363	856	1,192
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax [5]	(46)	25	(61)	143	(42)	(59)	(54)	(113)	61	(268)
Integration and transaction costs associated with an acquired business, before tax [6]	8	9	8	8	12	19	6	1	33	38
Change in loss reserves upon acquisition of a business, before tax [1]	—	—	—	—	—	—	97	—	—	97
Change in deferred gain on retroactive reinsurance, before tax [3]	5	14	54	29	16	—	—	—	102	16
Loss on reinsurance transaction, before tax	—	—	—	—	—	—	91		—	91
Income tax expense (benefit) [7]	(1)	(22)	8	(39)	4	7	(27)	23	(54)	7
Core earnings (loss)	$444	$349	$(57)	$262	$292	$303	$304	$274	$998	$1,173
[1]See [5] on page 2 for impact related to Navigators Group acquisition for the twelve months ended December 31, 2019.
[2]See [2] on page 9 for impact related to COVID-19.
[3]See [3] on page 9 for discussion related to the deferred gain on retroactive reinsurance.
[4]Excluding the non-core change in loss reserves upon acquisition of Navigators Group of $97 (see [5] on page 2), underwriting gain for the twelve months ended December 31, 2019 was $286.
[5]See [1] on page 2 for impact of the loss on sale of Continental Europe Operations.
[6]Includes Navigators Group integration costs.
[7]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Auto liability	$—	$—	$22	$5	$—	$25	$2	$—	$27	$27
Professional liability	2	(21)	4	1	(3)	(1)	33	—	(14)	29
Package business	(34)	(18)	(7)	1	(15)	(23)	(14)	5	(58)	(47)
General liability [1]	125	(2)	102	12	(1)	19	37	6	237	61
Marine	2	—	1	—	—	(2)	10	—	3	8
Bond	(9)	—	(10)	—	(1)	(2)	—	—	(19)	(3)
Assumed Reinsurance	1	—	(7)	—	—	—	3	—	(6)	3
Commercial property	2	(4)	5	(7)	5	(1)	(13)	(2)	(4)	(11)
Workers’ compensation	(38)	(34)	(21)	(17)	(30)	(40)	(30)	(20)	(110)	(120)
Workers' compensation discount accretion	8	9	9	9	8	8	9	8	35	33
Catastrophes [2]	(77)	—	(67)	(5)	(7)	(5)	(16)	(12)	(149)	(40)
Uncollectible reinsurance	—	—	—	—	(5)	—	—	—	—	(5)
Other reserve re-estimates	(4)	(1)	(8)	13	(4)	3	1	5	—	5
Prior accident year development before change in deferred gain	(22)	(71)	23	12	(53)	(19)	22	(10)	(58)	(60)
Change in deferred gain on retroactive reinsurance included in other liabilities [3]	5	14	54	29	16	—	—	—	102	16
Total prior accident year development [4]	$(17)	$(57)	$77	$41	$(37)	$(19)	$22	$(10)	$44	$(44)
[1]See [1] on page 10 for discussion related to general liability prior year development.
[2]See [3] on page 10 for discussion related to catastrophes prior year development.
[3]See [6] on page 2 for discussion related to the deferred gain on retroactive reinsurance. The change in deferred gain on retroactive reinsurance for the three months ended December 31, 2020 relates to ceding losses to the Navigators ADC in excess of ceded premium paid resulting in a deferred reinsurance benefit.
[4]The prior accident year reserve increase of $68 related to the Navigators Group acquisition is included in the three months ended June 30, 2019 and year ended December 31, 2019 (see [5] on page 2). The change in loss reserves upon acquisition represented increases of $34 for general liability, $25 for professional liability, $10 for marine, $3 for assumed reinsurance and $2 for commercial auto liability, partially offset by a reserve decrease of $6 for commercial property.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
UNDERWRITING GAIN (LOSS)	$183	$92	$(332)	$20	$42	$82	$(5)	$70	$(37)	$189
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	58.4	60.7	68.2	59.3	59.8	59.4	59.3	58.4	61.6	59.3
Current accident year catastrophes	1.9	4.8	8.9	2.4	3.9	3.3	4.5	3.9	4.5	3.9
Prior accident year development [2]	(0.8)	(2.5)	3.6	1.8	(1.6)	(0.8)	1.1	(0.6)	0.5	(0.5)
Total losses and loss adjustment expenses	59.5	62.9	80.8	63.5	62.1	61.8	65.0	61.7	66.5	62.6
Expenses [3]	32.0	32.7	34.3	35.2	35.8	34.0	35.0	34.0	33.5	34.7
Policyholder dividends	0.3	0.4	0.3	0.4	0.3	0.5	0.3	0.3	0.3	0.4
Combined ratio [4]	91.8	95.9	115.4	99.1	98.2	96.4	100.3	96.1	100.4	97.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(1.1)	(2.3)	(12.5)	(4.2)	(2.3)	(2.5)	(5.6)	(3.3)	(5.0)	(3.4)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	—	—	—	(1.5)	—	—	(0.3)
Underlying combined ratio	90.7	93.7	102.9	94.9	95.9	93.9	93.2	92.7	95.5	94.0

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	80.2	89.5	97.4	93.2	93.0	86.6	89.2	92.4	90.0	90.3
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(2.9)	(5.5)	(13.2)	(2.6)	(4.4)	(1.9)	(5.6)	(3.4)	(6.0)	(3.8)
Prior accident year development	9.7	3.7	8.7	(1.3)	3.1	3.2	4.3	(0.1)	5.1	2.6
Underlying combined ratio	87.0	87.7	92.9	89.3	91.7	87.9	87.8	88.9	89.2	89.1
MIDDLE & LARGE COMMERCIAL
Combined ratio	86.5	101.2	124.3	103.8	100.5	107.3	105.8	103.0	103.8	104.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	0.2	(5.1)	(9.8)	(3.6)	(4.2)	(5.4)	(4.1)	(5.0)	(4.5)	(4.7)
Prior accident year development	6.3	1.6	(1.6)	0.2	1.1	(2.4)	(0.7)	0.2	1.6	(0.4)
Underlying combined ratio	93.0	97.7	112.9	100.4	97.4	99.6	100.9	98.1	100.9	99.0
GLOBAL SPECIALTY
Combined ratio [2] [4] [5]	95.1	99.6	113.8	102.2	104.5	97.9	120.4	85.7	102.6	103.6
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.0)	(3.2)	(1.2)	(0.6)	(2.7)	(2.9)	(2.3)	(2.3)	(2.0)	(2.6)
Prior accident year development [2]	1.3	1.8	(7.1)	(5.2)	(1.1)	1.1	(18.2)	5.9	(2.3)	(3.1)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	—	—	—	(9.1)	—	—	(1.9)
Underlying combined ratio	93.3	98.2	105.5	96.4	100.8	96.2	90.7	89.4	98.3	96.0
[1]The three and twelve months ended December 31, 2020 included COVID-19 losses, net of favorable workers' compensation frequency, of 1.3 points and 3.1 points, respectively. See note [2] on page 9.
[2]See [4] on page 10 for discussion related to the change in deferred gain on retroactive reinsurance for the three months ended December 31, 2020.
[3]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[4]The three and twelve months ended December 31, 2020 included a change in deferred gain on retroactive reinsurance related to the Navigators ADC of $5 and $102, respectively, representing 0.2 points and 1.1 points, respectively of the Commercial Lines combined ratio and 0.9 points and 4.6 points, respectively, of the global specialty combined ratio.
[5]Combined ratio for the year ended December 31, 2019 includes loss reserve increases upon acquisition of Navigators Group of $97 (prior accident year reserve increases of $68 and current accident year reserve increases of $29), or 1.2 points of the Commercial Lines combined ratio and 5.9 points of the global specialty combined ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
WRITTEN PREMIUMS
Small Commercial	$873	$890	$877	$1,011	$881	$897	$960	$1,010	$3,651	$3,748
Middle & Large Commercial	746	750	683	797	779	768	757	757	2,976	3,061
Middle Market	647	653	609	680	673	675	673	641	2,589	2,662
National Accounts and Other	99	97	74	117	106	93	84	116	387	399
Global Specialty [1]	568	549	595	589	519	559	353	171	2,301	1,602
U.S.	395	395	389	379	364	376	274	171	1,558	1,185
International	107	88	119	98	113	115	43	—	412	271
Global Re	66	66	87	112	42	68	36	—	331	146
Other	10	10	10	11	11	11	8	11	41	41
Total	$2,197	$2,199	$2,165	$2,408	$2,190	$2,235	$2,078	$1,949	$8,969	$8,452
EARNED PREMIUMS
Small Commercial	$908	$935	$877	$930	$939	$936	$933	$910	$3,650	$3,718
Middle & Large Commercial	742	749	713	772	786	765	729	703	2,976	2,983
Middle Market	649	646	625	673	683	674	637	608	2,593	2,602
National Accounts and Other	93	103	88	99	103	91	92	95	383	381
Global Specialty [1]	577	555	557	552	542	538	314	153	2,241	1,547
U.S.	386	387	368	374	360	362	241	153	1,515	1,116
International	99	101	117	112	106	101	44	—	429	251
Global Re	92	67	72	66	76	75	29	—	297	180
Other	10	12	10	11	9	11	11	11	43	42
Total	$2,237	$2,251	$2,157	$2,265	$2,276	$2,250	$1,987	$1,777	$8,910	$8,290

COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION
Small Commercial
Net New Business Premium	$153	$129	$118	$157	$138	$150	$183	$175	$557	$646
Renewal Written Price Increases	1.9%	1.6%	1.8%	2.4%	2.1%	2.3%	1.8%	1.1%	2.0%	1.8%
Premium Retention [2]	81%	82%	86%	86%	86%	85%	86%	85%	84%	85%
Policies in Force (in thousands)	1,283	1,278	1,297	1,291	1,291	1,294	1,291	1,280
Middle Market [3]
Net New Business Premium	$124	$131	$99	$125	$121	$146	$177	$140	$479	$584
Renewal Written Price Increases	6.9%	7.7%	7.4%	7.7%	5.7%	4.3%	2.5%	2.4%	7.4%	3.8%
Premium Retention [2]	74%	75%	77%	82%	81%	83%	86%	84%	77%	84%
Policies in Force (in thousands)	59	59	60	62	62	64	64	64
Global Specialty
U.S. - Renewal Written Price Increases	19.2%	20.1%	19.2%	11.4%	12.0%	6.7%			17.6%
Gross New Business Premium [4]	$184	$185	$186	$197	$188	$192			$752
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures ("multinational exposure"). International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures. Global Re includes assumed premiums previously written by Navigators Re.
[2]Contributing to the decline in premium retention for both Small Commercial and Middle Market beginning in the third and fourth quarter of 2020 was the effect of lower insured exposure, primarily lower payroll on workers' compensation policies.
[3]Middle market disclosures exclude loss sensitive and programs businesses.
[4]Excludes Global Re and Continental Europe Operations and is before ceded reinsurance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Written premiums [1]	$673	$781	$738	$744	$714	$822	$824	$771	$2,936	$3,131
Change in unearned premium reserve	(88)	2	44	(30)	(81)	19	23	(28)	(72)	(67)
Earned premiums [1]	761	779	694	774	795	803	801	799	3,008	3,198
Fee income	8	8	9	9	9	9	10	9	34	37
Losses and loss adjustment expenses
Current accident year before catastrophes	440	436	356	463	539	531	517	500	1,695	2,087
Current accident year catastrophes	13	122	55	19	26	32	48	34	209	140
Prior accident year development	(42)	(29)	(349)	(18)	(17)	(28)	4	(1)	(438)	(42)
Total losses and loss adjustment expenses	411	529	62	464	548	535	569	533	1,466	2,185
Amortization of DAC	59	60	61	64	65	64	65	65	244	259
Underwriting expenses	144	146	150	151	161	154	155	155	591	625
Amortization of other intangible assets	1	—	2	1	2	1	2	1	4	6
Underwriting gain	154	52	428	103	28	58	20	54	737	160
Net servicing income	4	5	3	2	2	4	4	3	14	13
Net investment income	47	41	28	41	45	46	46	42	157	179
Net realized capital gains (losses)	7	3	8	(23)	7	9	8	19	(5)	43
Other income (expense)	—	(2)	1	—	—	—	(2)	1	(1)	(1)
Income before income taxes	212	99	468	123	82	117	76	119	902	394
Income tax expense	42	20	97	25	16	23	14	23	184	76
Net income	170	79	371	98	66	94	62	96	718	318
Adjustments to reconcile net income (loss) to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	(6)	(3)	(8)	23	(7)	(9)	(8)	(18)	6	(42)
Income tax expense (benefit) [2]	—	1	1	(4)	2	2	1	4	(2)	9
Core earnings	$164	$77	$364	$117	$61	$87	$55	$82	$722	$285
[1]Written and earned premiums for the three months ended June 30, 2020 and twelve months ended December 31, 2020 included a reduction of $81 for automobile premium credits given to policyholders because of the reduction in miles driven resulting from shelter-in-place guidelines due to COVID-19.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Auto liability	$(8)	$(32)	$(15)	$(6)	$(10)	$(23)	$—	$(5)	$(61)	$(38)
Homeowners	4	3	2	(2)	3	(1)	—	1	7	3
Catastrophes [1]	(39)	—	(333)	(8)	(8)	—	2	4	(380)	(2)
Other reserve re-estimates, net	1	—	(3)	(2)	(2)	(4)	2	(1)	(4)	(5)
Total prior accident year development	$(42)	$(29)	$(349)	$(18)	$(17)	$(28)	$4	$(1)	$(438)	$(42)
[1] See [3] on page 10 for discussion related to catastrophes prior year development

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
UNDERWRITING GAIN	$154	$52	$428	$103	$28	$58	$20	$54	$737	$160
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	57.8	56.0	51.3	59.8	67.8	66.1	64.5	62.6	56.3	65.3
Current accident year catastrophes	1.7	15.7	7.9	2.5	3.3	4.0	6.0	4.3	6.9	4.4
Prior accident year development	(5.5)	(3.7)	(50.3)	(2.3)	(2.1)	(3.5)	0.5	(0.1)	(14.6)	(1.3)
Total losses and loss adjustment expenses	54.0	67.9	8.9	59.9	68.9	66.6	71.0	66.7	48.7	68.3
Expenses	25.8	25.4	29.4	26.7	27.5	26.2	26.5	26.5	26.8	26.7
Combined ratio	79.8	93.3	38.3	86.7	96.5	92.8	97.5	93.2	75.5	95.0
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	3.8	(12.0)	42.4	(0.2)	(1.2)	(0.5)	(6.5)	(4.2)	7.7	(3.1)
Underlying combined ratio	83.6	81.4	80.7	86.6	95.3	92.3	91.0	89.1	83.1	91.9
PRODUCT
Automobile
Combined ratio	88.3	81.3	82.5	89.8	100.3	95.7	97.2	93.1	85.5	96.6
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(0.5)	(1.5)	(1.8)	(0.3)	(0.6)	(1.2)	(0.9)	(0.6)	(1.0)	(0.8)
Prior accident year development	1.9	5.2	5.6	1.5	2.8	4.2	0.5	1.1	3.5	2.1
Underlying combined ratio	89.6	84.9	86.3	90.9	102.5	98.8	96.7	93.6	88.0	97.9
Homeowners
Combined ratio	60.3	122.9	(45.8)	79.2	87.8	86.5	99.3	93.1	54.2	91.7
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(4.5)	(47.7)	(20.1)	(7.0)	(9.2)	(10.6)	(17.6)	(12.7)	(19.9)	(12.5)
Prior accident year development	14.0	(1.2)	136.0	4.0	0.4	0.7	(2.6)	(2.1)	38.2	(0.9)
Underlying combined ratio	69.9	74.0	70.1	76.2	79.1	76.6	79.2	78.4	72.5	78.3

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$564	$666	$627	$627	$590	$690	$692	$643	$2,484	$2,615
AARP Agency	53	53	50	57	58	59	60	62	213	239
Other Agency	51	54	54	52	58	64	63	58	211	243
Other	5	8	7	8	8	9	9	8	28	34
Total	$673	$781	$738	$744	$714	$822	$824	$771	$2,936	$3,131
EARNED PREMIUMS
AARP Direct	$644	$657	$581	$647	$664	$667	$663	$657	$2,529	$2,651
AARP Agency	56	56	52	60	61	62	63	65	224	251
Other Agency	54	57	54	60	63	64	66	68	225	261
Other	7	9	7	7	7	10	9	9	30	35
Total	$761	$779	$694	$774	$795	$803	$801	$799	$3,008	$3,198
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$459	$529	$481	$534	$495	$562	$564	$555	$2,003	$2,176
Homeowners	214	252	257	210	219	260	260	216	933	955
Total	$673	$781	$738	$744	$714	$822	$824	$771	$2,936	$3,131
EARNED PREMIUMS
Automobile	$525	$541	$456	$536	$551	$558	$557	$555	$2,058	$2,221
Homeowners	236	238	238	238	244	245	244	244	950	977
Total	$761	$779	$694	$774	$795	$803	$801	$799	$3,008	$3,198

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$45	$55	$65	$58	$47	$58	$59	$56	$223	$220
Homeowners	$12	$16	$18	$17	$16	$21	$20	$16	$63	$73
Renewal Written Price Increases
Automobile	1.8%	2.2%	2.5%	3.1%	3.8%	4.1%	4.8%	5.5%	2.4%	4.6%
Homeowners	8.8%	7.2%	5.1%	4.7%	5.1%	5.9%	7.0%	7.9%	6.4%	6.5%
Renewal Earned Price Increases
Automobile	2.6%	3.1%	3.6%	4.2%	4.6%	5.1%	5.6%	6.5%	3.4%	5.5%
Homeowners	5.9%	5.3%	5.4%	6.1%	7.0%	8.0%	8.9%	9.6%	5.7%	8.4%
Policy Count Retention [1]
Automobile	84%	84%	90%	86%	85%	85%	85%	85%	86%	85%
Homeowners	84%	84%	89%	86%	85%	86%	85%	84%	86%	85%
Premium Retention
Automobile [2]	84%	85%	74%	86%	86%	87%	87%	87%	82%	87%
Homeowners	92%	91%	92%	89%	88%	90%	90%	89%	91%	89%
Policies in Force (in thousands)
Automobile	1,369	1,392	1,416	1,410	1,422	1,445	1,465	1,485
Homeowners	826	846	865	868	877	893	903	913
[1] Policy count retention increased in the three month period ended June 30, 2020 and decreased in the three month period ended December 31, 2020 largely due to suspension of cancellations for non-payment of premium in second quarter 2020 as a result of providing policyholders additional time to pay their premium (until May 31, 2020 in most states) and resumption of non-payment cancellations in third quarter 2020.
[2] Premium retention for automobile decreased in the three month period ended June 30, 2020 largely due to $81 of premium credits given to automobile policyholders. Excluding the impact of the premium credits, automobile premium retention would have been 88% in second quarter 2020. See footnote [1] on page 16 for further information.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Written premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Change in unearned premium reserve	—	—	—	—	(2)	—	—	—	—	(2)
Earned premiums	—	—	—	—	2	—	—	—	—	2
Losses and loss adjustment expenses
Prior accident year development [1]	243	11	4	—	12	—	9	—	258	21
Total losses and loss adjustment expenses	243	11	4	—	12	—	9	—	258	21
Underwriting expenses	3	2	3	3	3	3	3	3	11	12
Underwriting loss	(246)	(13)	(7)	(3)	(13)	(3)	(12)	(3)	(269)	(31)
Net investment income	15	14	10	16	20	21	21	22	55	84
Net realized capital gains (losses)	2	2	2	(7)	3	4	4	9	(1)	20
Other income	1	—	—	—	—	—	—	—	1	—
Income (loss) before income taxes	(228)	3	5	6	10	22	13	28	(214)	73
Income tax expense (benefit)	(48)	1	—	1	1	4	2	5	(46)	12
Net income (loss)	(180)	2	5	5	9	18	11	23	(168)	61
Adjustments to reconcile net income to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	(2)	(2)	(2)	7	(3)	(4)	(3)	(9)	1	(19)
Change in deferred gain on retroactive reinsurance, before tax [1]	210	—	—	—	—	—	—	—	210	—
Income tax expense (benefit) [2]	(44)	2	(1)	(1)	1	1	—	2	(44)	4
Core earnings	$(16)	$2	$2	$11	$7	$15	$8	$16	$(1)	$46
[1]Asbestos and environmental reserves were reviewed in fourth quarter 2020 resulting in a $236 increase in reserves in P&C Other Operations, including $130 for asbestos and $106 for environmental. Of the $236 increase in A&E reserves, the Company recognized a $210 deferred gain on retroactive reinsurance, all recognized within P&C Other Operations, as cumulative losses ceded to the A&E ADC exceed the $650 of ceded premium paid by $210. See [2] and [4] on page 10 for additional discussion related to the deferred gain on retroactive reinsurance.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Earned premiums	$1,318	$1,317	$1,378	$1,348	$1,345	$1,337	$1,377	$1,364	$5,361	$5,423
Fee income	43	44	45	43	45	45	45	45	175	180
Net investment income	124	117	92	115	123	121	121	121	448	486
Net realized capital gains (losses)	18	9	3	(8)	8	14	7	5	22	34
Total revenues	1,503	1,487	1,518	1,498	1,521	1,517	1,550	1,535	6,006	6,123
Benefits, losses and loss adjustment expenses [1]	1,092	1,005	1,033	1,007	957	983	1,062	1,053	4,137	4,055
Amortization of DAC	11	13	13	13	13	14	14	13	50	54
Insurance operating costs and other expenses [2]	317	312	340	339	343	329	324	315	1,308	1,311
Amortization of other intangible assets	10	10	9	11	10	10	11	10	40	41
Total benefits, losses and expenses	1,430	1,340	1,395	1,370	1,323	1,336	1,411	1,391	5,535	5,461
Income before income taxes	73	147	123	128	198	181	139	144	471	662
Income tax expense	14	28	22	24	39	35	26	26	88	126
Net income	59	119	101	104	159	146	113	118	383	536
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(17)	(9)	(2)	8	(7)	(15)	(6)	(5)	(20)	(33)
Integration and transaction costs associated with acquired business, before tax	3	5	5	5	8	9	10	9	18	36
Income tax expense (benefit) [3]	4	1	(2)	(2)	1	1	(2)	—	1	—
Core earnings	$49	$116	$102	$115	$161	$141	$115	$122	$382	$539
Margin
Net income margin	3.9%	8.0%	6.7%	6.9%	10.5%	9.6%	7.3%	7.7%	6.4%	8.8%
Core earnings margin*	3.3%	7.9%	6.9%	7.8%	10.6%	9.4%	7.5%	8.0%	6.4%	8.9%
ROE
Net income available to common stockholders [4]	8.3%	11.0%	12.0%	13.4%	14.2%	12.9%	11.2%	11.1%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.5%)	(0.3%)	(0.4%)	(0.6%)	(1.0%)	(0.1%)	0.4%	0.6%
Integration and transaction costs associated with acquired business, before tax	0.4%	0.6%	0.7%	0.9%	1.1%	1.2%	1.3%	1.4%
Income tax benefit [3]	—%	(0.1%)	(0.1%)	(0.1%)	—%	(0.4%)	(0.1)%	(0.1)%
Impact of AOCI, excluded from core earnings ROE	1.4%	1.8%	1.5%	0.6%	0.5%	0.7%	0.5%	0.3%
Core earnings [4]	9.6%	13.0%	13.7%	14.2%	14.8%	14.3%	13.3%	13.3%
[1]The three and twelve months ended December 31, 2020 included $152 and $239, respectively, of incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19. The three and twelve months ended December 31, 2020 included net losses (benefits) of $5 and ($9), respectively, representing $11 and $29, respectively, in COVID-19 related losses from short-term disability and New York Paid Family Leave claims, net of favorable frequency on other short-term disability claims of $6 and $38, respectively.
[2]The three and twelve months ended December 31, 2020 included ($7) and $1, respectively, of before tax increases (decreases) in the ACL on uncollectible premiums receivable with the increase for the twelve month period due to the economic impacts of COVID-19.
[3]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[4]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
PREMIUMS
Fully insured ongoing premiums
Group disability	$646	$652	$672	$660	$657	$652	$679	$659	$2,630	$2,647
Group life	601	594	605	605	620	621	633	641	2,405	2,515
Other [1]	70	70	72	58	67	64	61	62	270	254
Total fully insured ongoing premiums	1,317	1,316	1,349	1,323	1,344	1,337	1,373	1,362	5,305	5,416
Total buyouts [2]	1	1	29	25	1	—	4	2	56	7
Total premiums	$1,318	$1,317	$1,378	$1,348	$1,345	$1,337	$1,377	$1,364	$5,361	$5,423
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$28	$55	$65	$213	$43	$29	$48	$219	$361	$339
Group life	15	69	73	136	16	30	43	143	293	232
Other [1]	6	10	11	36	8	15	8	45	63	76
Total fully insured ongoing sales	49	134	149	385	67	74	99	407	717	647
Total buyouts [2]	1	1	29	25	1	—	4	2	56	7
Total sales	$50	$135	$178	$410	$68	$74	$103	$409	$773	$654
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio [3]	65.1%	65.3%	62.6%	71.5%	62.0%	64.4%	72.9%	69.6%	66.1%	67.3%
Group life loss ratio [4]	102.0%	87.5%	85.9%	74.6%	78.1%	80.8%	77.8%	81.3%	87.5%	79.5%
Total loss ratio	80.2%	73.8%	72.0%	71.9%	68.8%	71.1%	74.6%	74.7%	74.5%	72.3%
Expense ratio [5]	24.6%	24.3%	25.6%	26.2%	25.8%	24.9%	23.9%	23.4%	25.2%	24.5%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident, hospital indemnity and participant accident coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts. The year ended December 31, 2020 included buyout premiums primarily from two large accounts.
[3]The three and twelve months ended December 31, 2020 included 0.7 points and (0.3) points, respectively, of incurred losses from COVID-19 short-term disability and New York paid family leave claims, net of favorable frequency on other short-term disability claims.
[4]The three and twelve months ended December 31, 2020 included 25.3 points and 9.9 points, respectively, of incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19.
[5]Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Investment management fees	$194	$182	$165	$178	$185	$183	$180	$171	$719	$719
Shareholder servicing fees	22	22	20	22	22	22	21	21	86	86
Other revenue	50	47	43	48	51	50	52	48	188	201
Net realized capital gains (losses)	6	5	8	(11)	2	1	—	2	8	5
Total revenues	272	256	236	237	260	256	253	242	1,001	1,011
Sub-advisory expense	70	66	60	64	67	67	65	62	260	261
Employee compensation and benefits	30	29	28	32	28	26	28	32	119	114
Distribution and service	84	82	75	80	83	84	84	81	321	332
General, administrative and other [1]	23	24	23	17	31	28	29	30	87	118
Total expenses	207	201	186	193	209	205	206	205	787	825
Income before income taxes	65	55	50	44	51	51	47	37	214	186
Income tax expense	14	11	11	8	10	11	9	7	44	37
Net income	$51	$44	$39	$36	$41	$40	$38	$30	$170	$149
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(6)	(5)	(8)	11	(1)	(1)	—	(2)	(8)	(4)
Income tax expense (benefit) [2]	1	1	2	(3)	—	—	—	—	1	—
Core earnings	$46	$40	$33	$44	$40	$39	$38	$28	$163	$145
Daily average Hartford Funds AUM	$130,485	$122,528	$110,864	$119,632	$121,709	$119,738	$117,875	$112,210	$120,908	$117,914
Return on assets (bps, net of tax) [3]
Net income	15.6	14.4	14.1	12.0	13.0	13.3	12.9	10.9	14.1	12.5
Core earnings*	14.1	13.1	11.9	14.7	12.7	12.9	12.9	10.3	13.5	12.2
ROE
Net income available to common stockholders [4]	49.9%	48.2%	48.2%	50.2%	49.7%	48.0%	49.7%	51.3%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains) excluded from core earnings, before tax	(2.4%)	(0.9%)	0.3%	3.0%	(1.4%)	—%	0.4%	0.7%
Income tax benefit [2]	0.3%	—%	(0.3%)	(1.0%)	—%	(0.3%)	(0.4)%	(0.4)%
Impact of AOCI, excluded from core earnings ROE	0.3%	0.3%	0.1%	(0.7%)	(0.5%)	(0.6%)	(0.6)%	(0.4)%
Core earnings [4]	48.1%	47.6%	48.3%	51.5%	47.8%	47.1%	49.1%	51.2%
[1]The year ended December 31, 2020 and 2019 include a state tax expense (benefit) of ($2) and $2 respectively.
[2]Represents federal income tax benefit related to before tax items not included in core earnings.
[3]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[4]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Equity Funds
Beginning balance	$70,649	$66,838	$55,076	$71,629	$66,999	$68,474	$66,158	$56,986	$71,629	$56,986
Sales	4,303	3,545	5,038	5,313	2,888	3,003	3,761	4,358	18,199	14,010
Redemptions	(4,873)	(5,102)	(5,083)	(5,701)	(3,554)	(3,867)	(4,153)	(3,893)	(20,759)	(15,467)
Net flows	(570)	(1,557)	(45)	(388)	(666)	(864)	(392)	465	(2,560)	(1,457)
Change in market value and other	12,044	5,368	11,807	(16,165)	5,296	(611)	2,708	8,707	13,054	16,100
Ending balance	$82,123	$70,649	$66,838	$55,076	$71,629	$66,999	$68,474	$66,158	$82,123	$71,629
Fixed Income Funds
Beginning balance	$15,655	$14,771	$14,558	$16,130	$15,685	$15,569	$15,070	$14,467	$16,130	$14,467
Sales	2,108	1,640	1,667	1,782	1,421	1,420	1,274	1,314	7,197	5,429
Redemptions	(1,142)	(1,121)	(2,241)	(2,632)	(1,122)	(1,491)	(1,121)	(1,138)	(7,136)	(4,872)
Net flows	966	519	(574)	(850)	299	(71)	153	176	61	557
Change in market value and other	413	365	787	(722)	146	187	346	427	843	1,106
Ending balance	$17,034	$15,655	$14,771	$14,558	$16,130	$15,685	$15,569	$15,070	$17,034	$16,130
Multi-Strategy Investments Funds [1]
Beginning balance	$21,116	$20,526	$18,407	$21,332	$20,429	$20,095	$19,540	$18,233	$21,332	$18,233
Sales	688	693	801	1,026	952	776	672	640	3,208	3,040
Redemptions	(798)	(841)	(733)	(1,145)	(825)	(768)	(823)	(869)	(3,517)	(3,285)
Net flows	(110)	(148)	68	(119)	127	8	(151)	(229)	(309)	(245)
Change in market value and other	1,639	738	2,051	(2,806)	776	326	706	1,536	1,622	3,344
Ending balance	$22,645	$21,116	$20,526	$18,407	$21,332	$20,429	$20,095	$19,540	$22,645	$21,332
Exchange-traded Products ("ETP") AUM
Beginning balance	$2,621	$2,586	$2,574	$3,442	$2,847	$2,751	$2,457	$1,871	$3,442	$1,871
Net flows	(5)	(80)	(124)	(67)	458	127	285	462	(276)	1,332
Change in market value and other	209	115	136	(801)	137	(31)	9	124	(341)	239
Ending balance	$2,825	$2,621	$2,586	$2,574	$3,442	$2,847	$2,751	$2,457	$2,825	$3,442
Mutual Fund and ETP AUM
Beginning balance	$110,041	$104,721	$90,615	$112,533	$105,960	$106,889	$103,225	$91,557	$112,533	$91,557
Sales - mutual fund	7,099	5,878	7,506	8,121	5,261	5,199	5,707	6,312	28,604	22,479
Redemptions - mutual fund	(6,813)	(7,064)	(8,057)	(9,478)	(5,501)	(6,126)	(6,097)	(5,900)	(31,412)	(23,624)
Net flows - ETP	(5)	(80)	(124)	(67)	458	127	285	462	(276)	1,332
Net flows - mutual fund and ETP	281	(1,266)	(675)	(1,424)	218	(800)	(105)	874	(3,084)	187
Change in market value and other	14,305	6,586	14,781	(20,494)	6,355	(129)	3,769	10,794	15,178	20,789
Ending balance	124,627	110,041	104,721	90,615	112,533	105,960	106,889	103,225	124,627	112,533
Talcott Resolution life and annuity separate account AUM [2]	14,809	13,669	13,123	11,538	14,425	14,021	14,412	14,364	14,809	14,425
Hartford Funds AUM	$139,436	$123,710	$117,844	$102,153	$126,958	$119,981	$121,301	$117,589	$139,436	$126,958
[1]Includes balanced, allocation, and alternative investment products.
[2]Represents AUM of the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Fee income	$11	$13	$12	$13	$12	$14	$11	$13	$49	$50
Other revenue (loss) [1]	(1)	(21)	73	2	28	24	10	34	53	96
Net investment income	6	3	4	9	15	10	17	24	22	66
Net realized capital gains (losses)	24	13	24	(39)	1	1	7	13	22	22
Total revenues	40	8	113	(15)	56	49	45	84	146	234
Benefits, losses and loss adjustment expenses [2]	2	1	6	6	9	5	3	2	15	19
Insurance operating costs and other expenses	17	9	29	21	17	20	33	13	76	83
Loss on extinguishment of debt	—	—	—	—	—	90	—	—	—	90
Interest expense	57	58	57	64	65	67	63	64	236	259
Restructuring and other costs	17	87	—	—	—	—	—	—	104	—
Total expenses	93	155	92	91	91	182	99	79	431	451
Income (loss) before income taxes	(53)	(147)	21	(106)	(35)	(133)	(54)	5	(285)	(217)
Income tax expense (benefit)	(12)	(39)	3	(15)	(6)	(34)	(11)	5	(63)	(46)
Net income (loss)	(41)	(108)	18	(91)	(29)	(99)	(43)	—	(222)	(171)
Preferred stock dividends	5	6	5	5	5	11	—	5	21	21
Net income (loss) available to common stockholders	(46)	(114)	13	(96)	(34)	(110)	(43)	(5)	(243)	(192)
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(24)	(12)	(26)	40	(2)	—	(8)	(13)	(22)	(23)
Restructuring and other costs, before tax	17	87	—	—	—	—	—	—	104	—
Loss on extinguishment of debt, before tax	—	—	—	—	—	90	—	—	—	90
Transaction costs, before tax [3]	—	—	—	—	1	1	15	—	—	17
Income tax expense (benefit) [4]	2	(18)	7	(8)	(4)	(18)	1	3	(17)	(18)
Core losses	$(51)	$(57)	$(6)	$(64)	$(39)	$(37)	$(35)	$(15)	$(178)	$(126)
[1]The three months ended December 31, 2020 and 2019 include $(1) and $21, respectively, and the year ended December 31, 2020 and 2019 include $42 and $66, respectively, of income (loss) before tax from the Company's retained 9.7% equity interest in the limited partnership that acquired the life and annuity business sold in May 2018.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Related to transaction costs incurred in connection with the acquisition of Navigators Group that are included in insurance operating costs and other expenses.
[4]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net Investment Income
Fixed maturities [1]
Taxable	$280	$287	$280	$298	$319	$306	$296	$284	$1,145	$1,205
Tax-exempt	69	72	77	79	81	86	90	97	297	354
Total fixed maturities	349	359	357	377	400	392	386	381	1,442	1,559
Equity securities	12	9	6	12	15	12	12	7	39	46
Mortgage loans	44	44	42	42	47	37	41	40	172	165
Limited partnerships and other alternative investments [2]	152	83	(71)	58	51	65	60	56	222	232
Other [3]	19	14	21	(12)	11	5	7	9	42	32
Subtotal	576	509	355	477	524	511	506	493	1,917	2,034
Investment expense	(20)	(17)	(16)	(18)	(21)	(21)	(18)	(23)	(71)	(83)
Total net investment income	$556	$492	$339	$459	$503	$490	$488	$470	$1,846	$1,951
Annualized investment yield, before tax [4]	4.3%	3.8%	2.7%	3.7%	4.0%	4.0%	4.2%	4.1%	3.6%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	32.3%	18.3%	(15.3%)	13.2%	11.9%	15.3%	13.9%	13.4%	12.3%	14.4%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.2%	3.3%	3.4%	3.3%	3.8%	3.6%	3.8%	3.7%	3.3%	3.7%
Annualized investment yield, net of tax [4]	3.5%	3.2%	2.2%	3.0%	3.3%	3.3%	3.4%	3.4%	3.0%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	2.6%	2.7%	2.8%	2.7%	3.1%	3.0%	3.1%	3.1%	2.7%	3.1%
Average reinvestment rate [5]	2.5%	2.1%	2.7%	2.9%	3.1%	3.1%	3.5%	4.1%	2.5%	3.4%
Average sales/maturities yield [6]	3.2%	3.5%	3.6%	3.3%	3.8%	4.1%	4.0%	4.1%	3.4%	4.0%
Portfolio duration (in years) [7]	4.9	5.0	5.0	4.8	5.0	4.9	4.9	4.8	4.9	5.0
[1]Includes income on short-term investments.
[2]Other alternative investments include an insurer-owned life insurance policy, which is primarily invested in fixed income, private equity, and hedge funds.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and repurchase agreement and securities lending collateral, if any.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.
[7]Excludes certain short-term investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net Investment Income
Fixed maturities [1]
Taxable	$207	$210	$206	$216	$232	$218	$201	$182	$839	$833
Tax-exempt	52	53	57	58	59	65	68	73	220	265
Total fixed maturities	259	263	263	274	291	283	269	255	1,059	1,098
Equity securities	7	6	3	10	9	9	8	5	26	31
Mortgage loans	30	31	30	29	32	26	28	27	120	113
Limited partnerships and other alternative investments [2]	128	72	(62)	48	38	52	50	46	186	186
Other [3]	15	12	19	(14)	9	3	7	7	32	26
Subtotal	439	384	253	347	379	373	362	340	1,423	1,454
Investment expense	(14)	(13)	(11)	(13)	(16)	(15)	(14)	(17)	(51)	(62)
Total net investment income	$425	$371	$242	$334	$363	$358	$348	$323	$1,372	$1,392
Annualized investment yield, before tax [4]	4.4%	3.9%	2.6%	3.6%	4.0%	4.0%	4.2%	4.2%	3.7%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	32.9%	19.2%	(15.9%)	13.1%	10.6%	14.6%	13.9%	13.0%	12.5%	13.7%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.2%	3.3%	3.5%	3.2%	3.7%	3.6%	3.8%	3.8%	3.3%	3.7%
Annualized investment yield, net of tax [4]	3.6%	3.3%	2.2%	3.0%	3.3%	3.3%	3.5%	3.6%	3.0%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.6%	2.7%	2.9%	2.7%	3.1%	3.0%	3.2%	3.2%	2.7%	3.1%
Average reinvestment rate [5]	2.6%	2.0%	2.7%	2.9%	3.0%	3.1%	3.5%	4.1%	2.5%	3.4%
Average sales/maturities yield [6]	3.0%	3.4%	3.5%	3.2%	3.8%	4.1%	3.9%	4.1%	3.3%	3.9%
Portfolio duration (in years) [7]	4.9	5.0	4.9	4.7	4.8	4.8	4.8	4.9	4.9	4.8
Footnotes [1] through [7] are explained on page 27.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net Investment Income
Fixed maturities [1]
Taxable	$72	$76	$73	$76	$79	$81	$81	$81	$297	$322
Tax-exempt	16	17	18	19	20	20	20	22	70	82
Total fixed maturities	88	93	91	95	99	101	101	103	367	404
Equity securities	1	2	1	1	—	1	1	—	5	2
Mortgage loans	14	13	12	13	15	11	13	13	52	52
Limited partnerships and other alternative investments [2]	24	11	(9)	10	13	13	10	10	36	46
Other [3]	3	2	2	1	1	1	—	1	8	3
Subtotal	130	121	97	120	128	127	125	127	468	507
Investment expense	(6)	(4)	(5)	(5)	(5)	(6)	(4)	(6)	(20)	(21)
Total net investment income	$124	$117	$92	$115	$123	$121	$121	$121	$448	$486
Annualized investment yield, before tax [4]	4.3%	4.1%	3.2%	4.0%	4.3%	4.2%	4.2%	4.2%	3.9%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	29.4%	13.8%	(12.4%)	14.0%	18.2%	19.0%	14.0%	15.6%	11.5%	17.8%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.5%	3.8%	3.6%	3.7%	3.9%	3.8%	3.9%	3.9%	3.7%	3.9%
Annualized investment yield, net of tax [4]	3.5%	3.3%	2.6%	3.3%	3.5%	3.4%	3.4%	3.4%	3.2%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.9%	3.1%	3.0%	3.0%	3.2%	3.1%	3.2%	3.2%	3.0%	3.2%
Average reinvestment rate [5]	2.7%	2.4%	3.3%	3.2%	3.3%	3.4%	3.8%	4.0%	2.9%	3.7%
Average sales/maturities yield [6]	4.0%	3.8%	3.9%	4.0%	4.1%	4.3%	4.2%	4.0%	4.0%	4.1%
Portfolio duration (in years) [7]	6.0	6.2	6.1	5.9	6.1	6.0	5.9	5.8	6.0	6.1
Footnotes [1] through [7] are explained on page 27.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income by Segment	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net Investment Income
Commercial Lines	$363	$316	$204	$277	$298	$291	$281	$259	$1,160	$1,129
Personal Lines	47	41	28	41	45	46	46	42	157	179
P&C Other Operations	15	14	10	16	20	21	21	22	55	84
Total Property & Casualty	425	371	242	334	363	358	348	323	1,372	1,392
Group Benefits	124	117	92	115	123	121	121	121	448	486
Hartford Funds	1	1	1	1	2	1	2	2	4	7
Corporate	6	3	4	9	15	10	17	24	22	66
Total net investment income by segment	$556	$492	$339	$459	$503	$490	$488	$470	$1,846	$1,951

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Total Property & Casualty	$128	$72	$(62)	$48	$38	$52	$50	$46	$186	$186
Group Benefits	24	11	(9)	10	13	13	10	10	36	46
Total net investment income from limited partnerships and other alternative investments [1]	$152	$83	$(71)	$58	$51	$65	$60	$56	$222	$232
[1]Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net Realized Capital Gains (Losses)
Gross gains on sales	$54	$27	$96	$78	$44	$77	$69	$44	$255	$234
Gross losses on sales	(8)	(12)	(22)	(8)	(12)	(4)	(19)	(21)	(50)	(56)
Equity securities [1]	55	42	75	(386)	73	19	30	132	(214)	254
Net credit losses on fixed maturities, AFS	5	(1)	(20)	(12)					(28)
Change in ACL on mortgage loans	—	5	(22)	(2)					(19)
Intent-to-sell impairments	—	—	—	(5)	—	—	—	—	(5)	—
Net impairment losses					—	(1)	—	(2)		(3)
Valuation allowances on mortgage loans					—	—	1	—		1
Other net gains (losses) [2]	(4)	(55)	2	104	(42)	(2)	(1)	10	47	(35)
Total net realized capital gains (losses)	102	6	109	(231)	63	89	80	163	(14)	395
Net realized capital gains, included in core earnings, before tax	(1)	—	(2)	(1)	(1)	(1)	(1)	(3)	(4)	(6)
Total net realized capital gains (losses) excluded from core earnings, before tax	101	6	107	(232)	62	88	79	160	(18)	389
Income tax benefit (expense) related to net realized capital gains (losses) excluded from core earnings	(21)	5	(21)	48	(11)	(18)	(18)	(34)	11	(81)
Total net realized capital gains (losses) excluded from core earnings, after tax	$80	$11	$86	$(184)	$51	$70	$61	$126	$(7)	$308
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.The twelve months ended December 31, 2020 included $75 of realized gains on terminated derivatives used to hedge against a decline in equity market levels and $48 of realized losses on sale of Continental Europe Operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Dec 31 2020		Sept 30 2020		Jun 30 2020		Mar 31 2020		Dec 31 2019
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$56,532	100.0%	$54,778	100.0%	$53,028	100.0%	$50,359	100.0%	$53,030	100.0%
Asset-backed securities	$1,564	3.5%	$1,490	3.4%	$1,416	3.3%	$1,348	3.4%	$1,476	3.5%
Collateralized loan obligations	2,780	6.2%	2,449	5.6%	2,187	5.2%	1,989	5.0%	2,183	5.2%
Commercial mortgage-backed securities	4,484	9.9%	4,444	10.1%	4,211	10.0%	4,302	10.6%	4,338	10.3%
Corporate	20,273	45.0%	19,416	44.1%	18,563	44.0%	16,798	41.8%	17,396	41.4%
Foreign government/government agencies	919	2.0%	984	2.2%	972	2.3%	1,063	2.6%	1,123	2.7%
Municipal [2]	9,503	21.1%	9,310	21.1%	9,394	22.2%	9,497	23.6%	9,498	22.5%
Residential mortgage-backed securities	4,107	9.2%	4,548	10.3%	3,895	9.3%	4,086	10.2%	4,869	11.4%
U.S. Treasuries	1,405	3.1%	1,403	3.2%	1,562	3.7%	1,122	2.8%	1,265	3.0%
Total fixed maturities, AFS	$45,035	100.0%	$44,044	100.0%	$42,200	100.0%	$40,205	100.0%	$42,148	100.0%
U.S. government/government agencies	$5,214	11.6%	$5,650	12.8%	$5,204	12.3%	$5,126	12.8%	$5,644	13.4%
AAA	6,848	15.2%	6,789	15.4%	6,471	15.3%	6,395	15.9%	6,617	15.7%
AA	8,453	18.8%	8,152	18.5%	8,013	19.0%	7,755	19.3%	8,146	19.3%
A	11,595	25.7%	11,414	25.9%	11,289	26.8%	10,541	26.2%	10,843	25.7%
BBB	10,856	24.1%	10,291	23.4%	9,590	22.7%	8,962	22.3%	9,530	22.6%
BB	1,507	3.3%	1,222	2.8%	1,112	2.6%	974	2.4%	877	2.1%
B	523	1.2%	480	1.1%	481	1.2%	408	1.0%	456	1.1%
CCC	31	0.1%	37	0.1%	31	0.1%	35	0.1%	26	0.1%
CC & below	8	—%	9	—%	9	—%	9	—%	9	—%
Total fixed maturities, AFS	$45,035	100.0%	$44,044	100.0%	$42,200	100.0%	$40,205	100.0%	$42,148	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Primarily comprised of $7.0 billion in Property & Casualty, $2.3 billion in Group Benefits, and $0.2 billion in Corporate as of December 31, 2020.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
DECEMBER 31, 2020

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$5,087	$5,460	9.7%
Consumer non-cyclical	2,974	3,284	5.8%
Technology and communications	2,832	3,199	5.7%
Utilities	2,025	2,275	4.0%
Capital goods	1,526	1,663	2.9%
Energy [1]	1,495	1,637	2.9%
Consumer cyclical	1,530	1,636	2.9%
Transportation	757	839	1.5%
Basic industry	752	820	1.4%
Other	861	898	1.6%
Total	$19,839	$21,711	38.4%
Top Ten Exposures by Issuer [2]
Apple Inc.	$212	$244	0.4%
IBM Corporation	203	232	0.4%
New York State Dormitory Authority	200	212	0.4%
Bank of America Corporation	184	209	0.4%
Comcast Corporation	163	198	0.4%
Commonwealth of Massachusetts	179	193	0.4%
Morgan Stanley	167	191	0.3%
Government of Canada	180	184	0.3%
Goldman Sachs Group Inc.	160	181	0.3%
Bristol-Myers Squibb Company	156	180	0.3%
Total	$1,804	$2,024	3.6%
[1]Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of, or exposures to, energy-related companies.
[2]Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 90% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business, including management of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries ("Talcott Resolution"). Talcott Resolution is the holding company of the life and annuity business that we sold in May 2018. In addition, Corporate includes a 9.7% ownership interest in the legal entity that acquired the life and annuity business sold.
Certain operating and statistical measures for P&C Commercial Lines and for Personal Lines have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include policies in-force, net new business premium, gross new business premium, premium retention, policy count retention and renewal earned and written price increases. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period. Renewal earned price increases represent the portions of the prior and current period renewal written price increases that have been earned based on the period of time the underlying renewal policies have been in effect. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium. Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of future growth, due to a significant portion of the book that is comprised of Global Re. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consists of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and transaction costs associated with an acquired business.The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines catastrophes. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.
The Company, along with others in the insurance industry, uses loss and expense ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and transaction costs associated with an acquired business) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized capital gains and losses - Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and transaction costs in connection with an acquired business - As transaction costs are incurred upon acquisition of a business and integration costs are completed within a short period after an acquisition, they do not represent ongoing costs of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and including the full benefit from retroactive reinsurance in core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of pre-tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of pre-tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income available to common stockholders, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share (defined as "net income (loss) per share") is the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net Income available to common stockholders per share	$1.48	$1.26	$1.29	$0.75	$1.51	$1.45	$1.03	$1.74	$4.79	$5.72
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.28)	(0.02)	(0.30)	0.65	(0.17)	(0.24)	(0.22)	(0.44)	0.05	(1.08)
Restructuring and other costs, before tax	0.05	0.24	—	—	—	—	—		0.29	—
Loss on extinguishment of debt, before tax	—	—	—	—	—	0.25	—	—	—	0.25
Loss on reinsurance transactions, before tax	—	—	—	—	—	—	0.25	—	—	0.25
Integration and transaction costs associated with an acquired business, before tax	0.03	0.04	0.04	0.04	0.06	0.08	0.09	0.03	0.14	0.25
Change in loss reserves upon acquisition of a business, before tax	—	—	—	—	—	—	0.27	—	—	0.27
Change in deferred gain on retroactive reinsurance, before tax	0.60	0.04	0.15	0.08	0.04	—	—	—	0.87	0.04
Income tax expense (benefit) on items excluded from core earnings	(0.11)	(0.09)	0.04	(0.17)	0.01	(0.02)	(0.08)	0.08	(0.32)	0.01
Core earnings per share	$1.77	$1.47	$1.22	$1.35	$1.45	$1.52	$1.34	$1.41	$5.82	$5.71
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measures. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net Income available to common stockholders per diluted share	$1.47	$1.26	$1.29	$0.74	$1.49	$1.43	$1.02	$1.71	$4.76	$5.66
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.28)	(0.02)	(0.30)	0.64	(0.17)	(0.24)	(0.22)	(0.44)	0.05	(1.07)
Restructuring and other costs, before tax	0.05	0.24	—	—	—	—	—		0.29	—
Loss on extinguishment of debt, before tax	—	—	—	—	—	0.25	—	—	—	0.25
Loss on reinsurance transactions, before tax	—	—	—	—	—	—	0.25	—	—	0.25
Integration and transaction costs associated with an acquired business, before tax	0.03	0.04	0.04	0.04	0.06	0.08	0.08	0.03	0.14	0.25
Change in loss reserves upon acquisition of a business, before tax	—	—	—	—	—	—	0.27	—	—	0.27
Change in deferred gain on retroactive reinsurance, before tax	0.59	0.04	0.15	0.08	0.04	—	—	—	0.87	0.04
Income tax expense (benefit) on items excluded from core earnings	(0.10)	(0.10)	0.04	(0.16)	0.01	(0.02)	(0.07)	0.09	(0.33)	—
Core earnings per diluted share	$1.76	$1.46	$1.22	$1.34	$1.43	$1.50	$1.33	$1.39	$5.78	$5.65
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019
Net income ROE	10.0%	10.4%	11.3%	11.8%	14.4%	12.0%	11.8%	13.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized capital losses (gains), excluded from core earnings, before tax	0.1%	0.3%	(0.2%)	—%	(2.7%)	(1.1%)	(0.7)%	(0.5)%
Restructuring and other costs, before tax	0.6%	0.5%	—%	—%	—%	—%	—%	—%
Loss on extinguishment of debt, before tax	—%	—%	0.6%	0.6%	0.6%	0.6%	—%	—%
Loss on reinsurance transaction, before tax	—%	—%	—%	0.6%	0.6%	0.6%	0.7%	—%
Integration and transaction costs associated with an acquired business, before tax	0.3%	0.4%	0.5%	0.6%	0.6%	0.6%	0.5%	0.3%
Changes in loss reserves upon acquisition of a business, before tax	—%	—%	—%	0.7%	0.7%	0.7%	0.7%	—%
Change in deferred gain on retroactive reinsurance, before tax	1.8%	0.7%	0.6%	0.3%	0.1%	—%	—%	—%
Income tax expense (benefit) on items not included in core earnings	(0.7%)	(0.4%)	(0.3%)	(0.6%)	—%	(0.7%)	(0.5)%	(0.3)%
Income from discontinued operations, net of tax	—%	—%	—%	—%	—%	—%	—%	(1.1)%
Impact of AOCI, excluded from denominator of core earnings ROE	0.6%	0.4%	0.2%	(0.7%)	(0.7%)	(0.4%)	(0.8)%	(0.4)%
Core earnings ROE	12.7%	12.3%	12.7%	13.3%	13.6%	12.3%	11.7%	11.5%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity to its most directly comparable GAAP measure, total stockholders' equity, is set forth on page 5.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in shareholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that the measure underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)-This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.

PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net income	$468	$404	$310	$224	$377	$448	$264	$482	$1,406	$1,571
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(425)	(371)	(242)	(334)	(363)	(358)	(348)	(323)	(1,372)	(1,392)
Net realized capital losses (gains)	(54)	21	(74)	173	(52)	(73)	(66)	(143)	66	(334)
Net servicing and other expense (income)	3	4	7	3	10	14	2	(2)	17	24
Loss on reinsurance transaction	—	—	—	—	—	—	91	—	—	91
Income tax expense	99	73	88	54	85	106	60	107	314	358
Underwriting gain	91	131	89	120	57	137	3	121	431	318
Current accident year catastrophes	55	229	248	74	115	106	138	104	606	463
Prior accident year development	184	(75)	(268)	23	(42)	(47)	35	(11)	(136)	(65)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	—	—	—	29	—	—	29
Underlying underwriting gain	$330	$285	$69	$217	$130	$196	$205	$214	$901	$745
COMMERCIAL LINES

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net income	$478	$323	$(66)	$121	$302	$336	$191	$363	$856	$1,192
Adjustments to reconcile net income to underlying underwriting gain:
Net servicing loss (income)	(2)	(1)	—	(1)	1	(2)	(2)	1	(4)	(2)
Net investment income	(363)	(316)	(204)	(277)	(298)	(291)	(281)	(259)	(1,160)	(1,129)
Net realized capital losses (gains)	(45)	26	(64)	143	(42)	(60)	(54)	(115)	60	(271)
Other expense	10	8	11	6	11	20	6	1	35	38
Loss on reinsurance transaction	—	—	—	—	—	—	91	—	—	91
Income tax expense (benefit)	105	52	(9)	28	68	79	44	79	176	270
Underwriting gain (loss)	183	92	(332)	20	42	82	(5)	70	(37)	189
Current accident year catastrophes	42	107	193	55	89	74	90	70	397	323
Prior accident year development	(17)	(57)	77	41	(37)	(19)	22	(10)	44	(44)
Current accident year change in loss reserves upon acquisition of a business	—	—	—	—	—	—	29	—	—	29
Underlying underwriting gain (loss)	$208	$142	$(62)	$116	$94	$137	$136	$130	$404	$497

PERSONAL LINES

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net income	$170	$79	$371	$98	$66	$94	$62	$96	$718	$318
Adjustments to reconcile net income (loss) to underlying underwriting gain:
Net servicing income	(4)	(5)	(3)	(2)	(2)	(4)	(4)	(3)	(14)	(13)
Net investment income	(47)	(41)	(28)	(41)	(45)	(46)	(46)	(42)	(157)	(179)
Net realized capital losses (gains)	(7)	(3)	(8)	23	(7)	(9)	(8)	(19)	5	(43)
Other expense (income)	—	2	(1)	—	—	—	2	(1)	1	1
Income tax expense	42	20	97	25	16	23	14	23	184	76
Underwriting gain	154	52	428	103	28	58	20	54	737	160
Current accident year catastrophes	13	122	55	19	26	32	48	34	209	140
Prior accident year development	(42)	(29)	(349)	(18)	(17)	(28)	4	(1)	(438)	(42)
Underlying underwriting gain	$125	$145	$134	$104	$37	$62	$72	$87	$508	$258
P&C OTHER OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net income (loss)	$(180)	$2	$5	$5	$9	$18	$11	$23	$(168)	$61
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net investment income	(15)	(14)	(10)	(16)	(20)	(21)	(21)	(22)	(55)	(84)
Net realized capital losses (gains)	(2)	(2)	(2)	7	(3)	(4)	(4)	(9)	1	(20)
Other expense income	(1)	—	—	—	—	—	—	—	(1)	—
Income tax expense (benefit)	(48)	1	—	1	1	4	2	5	(46)	12
Underwriting loss	(246)	(13)	(7)	(3)	(13)	(3)	(12)	(3)	(269)	(31)
Prior accident year development	243	11	4	—	12	—	9	—	258	21
Underlying underwriting loss	$(3)	$(2)	$(3)	$(3)	$(1)	$(3)	$(3)	$(3)	$(11)	$(10)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The underlying combined ratio represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes and current accident year change in loss reserves upon acquisition of a business. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 11, 14 and 18, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Net income margin	3.9%	8.0%	6.7%	6.9%	10.5%	9.6%	7.3%	7.7%	6.4%	8.8%
Adjustments to reconcile net income margin to core earnings margin:
Net realized capital losses (gains) excluded from core earnings, before tax	(1.1)%	(0.6)%	(0.1)%	0.6%	(0.5)%	(0.9)%	(0.4)%	(0.3)%	(0.4)%	(0.5)%
Integration and transaction costs associated with acquired business, before tax	0.2%	0.3%	0.3%	0.3%	0.5%	0.6%	0.7%	0.6%	0.3%	0.6%
Income tax expense (benefit)	0.3%	0.2%	(0.1)%	(0.1)%	0.1%	0.1%	(0.1)%	—%	—%	—%
Impact of excluding buyouts from denominator of core earnings margin	—%	—%	0.1%	0.1%	—%	—%	—%	—%	0.1%	—%
Core earnings margin	3.3%	7.9%	6.9%	7.8%	10.6%	9.4%	7.5%	8.0%	6.4%	8.9%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Return on Assets ("ROA")	15.6	14.4	14.1	12.0	13.0	13.3	12.9	10.9	14.1	12.5
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized capital losses (gains), excluded from core earnings, before tax	(1.8)	(1.6)	(2.9)	3.7	(0.3)	(0.4)	—	(0.6)	(0.7)	(0.3)
Effect of income tax expense	0.3	0.3	0.7	(1.0)	—	—	—	—	0.1	—
Return on Assets ("ROA"), core earnings	14.1	13.1	11.9	14.7	12.7	12.9	12.9	10.3	13.5	12.2

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Total net investment income	$556	$492	$339	$459	$503	$490	$488	$470	$1,846	$1,951
Adjustment for loss (gain) from limited partnerships and other alternative investments	(152)	(83)	71	(58)	(51)	(65)	(60)	(56)	(222)	(232)
Net investment income excluding limited partnerships and other alternative investments	$404	$409	$410	$401	$452	$425	$428	$414	$1,624	$1,719
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Total net investment income	$425	$371	$242	$334	$363	$358	$348	$323	$1,372	$1,392
Adjustment for loss (gain) from limited partnerships and other alternative investments	(128)	(72)	62	(48)	(38)	(52)	(50)	(46)	(186)	(186)
Net investment income excluding limited partnerships and other alternative investments	$297	$299	$304	$286	$325	$306	$298	$277	$1,186	$1,206
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Total net investment income	$124	$117	$92	$115	$123	$121	$121	$121	$448	$486
Adjustment for loss (gain) from limited partnerships and other alternative investments	(24)	(11)	9	(10)	(13)	(13)	(10)	(10)	(36)	(46)
Net investment income excluding limited partnerships and other alternative investments	$100	$106	$101	$105	$110	$108	$111	$111	$412	$440

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Annualized investment yield	4.3%	3.8%	2.7%	3.7%	4.0%	4.0%	4.2%	4.1%	3.6%	4.1%
Adjustment for loss (gain) from limited partnerships and other alternative investments	(1.1)%	(0.5)%	0.7%	(0.4)%	(0.2)%	(0.4)%	(0.4)%	(0.4)%	(0.3)%	(0.4)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.2%	3.3%	3.4%	3.3%	3.8%	3.6%	3.8%	3.7%	3.3%	3.7%
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Annualized investment yield	4.4%	3.9%	2.6%	3.6%	4.0%	4.0%	4.2%	4.2%	3.7%	4.1%
Adjustment for loss (gain) from limited partnerships and other alternative investments	(1.2)%	(0.6)%	0.9%	(0.4)%	(0.3)%	(0.4)%	(0.4)%	(0.4)%	(0.4)%	(0.4)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.2%	3.3%	3.5%	3.2%	3.7%	3.6%	3.8%	3.8%	3.3%	3.7%
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2020	Sept 30 2020	Jun 30 2020	Mar 31 2020	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2020	Dec 31 2019
Annualized investment yield	4.3%	4.1%	3.2%	4.0%	4.3%	4.2%	4.2%	4.2%	3.9%	4.2%
Adjustment for loss (gain) from limited partnerships and other alternative investments	(0.8)%	(0.3)%	0.4%	(0.3)%	(0.4)%	(0.4)%	(0.3)%	(0.3)%	(0.2)%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.5%	3.8%	3.6%	3.7%	3.9%	3.8%	3.9%	3.9%	3.7%	3.9%